UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): January 6, 2006

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)


                       1-32532                               20-0865835
              (Commission File Number)                    (I.R.S. Employer
                                                        Identification No.)

      50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
          (Address of principal executive offices)           (Zip Code)

             P.O. Box 391, Covington, Kentucky               41012-0391
                    (Mailing Address)                        (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

     On January 6, 2006, Ashland Inc. ("Ashland") announced that earnings for its fiscal first quarter, ended December 31, 2005, are expected to be higher than analyst estimates, which currently range from $0.41 to $0.71 per share. Strong performances by the Ashland Paving And Construction, Inc.
(APAC), Ashland Distribution and Ashland Specialty Chemical businesses are expected to drive the quarter's results.

     Ashland plans to report preliminary results for its fiscal first quarter at 8 a.m., EST, on January 25, 2006, and follow with a conference call and webcast at 10:00 a.m., EST.

     Ashland's earnings expectations and related matters are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference into this Item 2.02.

Item 9.01.  Financial Statements and Exhibits

    (d)  Exhibits

         99.1     Press Release dated January 6, 2006.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ASHLAND INC.
                                -------------------------------------------
                                           (Registrant)



Date:  January 6, 2006                   /s/ J. Marvin Quin
                                --------------------------------------------
                                Name:     J. Marvin Quin
                                Title:    Senior Vice President and
                                          Chief Financial Officer




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


                               EXHIBIT INDEX

99.1     Press Release dated January 6, 2006.




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